                                                           Exhibit 10.6
                                                           Contract No. IFN9301C
                                                                 Amendment No. 6
                                                                     Page 1 of 1

                                AMENDMENT NO. 6
                                       TO
                              THE SUPPLY AGREEMENT
                                      FOR
                             TRANSMISSION PRODUCTS
                                    BETWEEN
                           INTERSTATE FIBERNET, INC.
                           AND NORTHERN TELECOM INC.

This is Amendment No. 6 to the Supply Agreement for Transmission Equipment between Interstate Fibernet, Inc. ("Buyer") and Northern Telecom Inc., ("Seller"), Contract No. IFN9301C ("Agreement") and shall be effective on the date last signed.

All Capitalized terms which are defined in the Agreement shall have the same meaning in this Amendment No. 6.

WHEREAS, the parties have agreed to modify the Agreement to add one (1) Affiliate to Exhibit E;

WHEREAS, Amendment No. 3 and Amendment No. 4 to the Agreement shall have no force and effect after the execution of this Amendment.

NOW therefore, the Agreement is hereby modified as follows:

The existing Exhibit E is hereby deleted in its entirety and replaced with Exhibit E, Amendment No. 6, attached hereto.

All other terms and conditions shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment on the day and year last written below.


INTERSTATE FIBERNET, INC.                   NORTHERN TELECOM INC.
By:     /s/ Steven D. Moses                 By:     /s/ Brian D. White
   -----------------------------               ------------------------------
        Signature                                   Signature

Name:   Steven D. Moses                     Name:   Brian D. White
     ---------------------------                 ----------------------------
        Print                                       Print

Title:  VP/COO                              Title:  V.P. Carrier Networks
      --------------------------                  ---------------------------

Date:   11-15-96                            Date:   11/21/96
     ---------------------------                 ----------------------------
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

                                 Affiliates                Contract No. IFN9301C
                                                                 Amendment No. 6
                                                                       Exhibit E
                                                                     Page 1 of 1


Alabama Power Company                       South Carolina Electric & Gas
600 North 18th Street                       1426 Main Street
Birmingham, AL 35291                        Columbia, SC 29201

Georgia Power Company                       Southern Company Services, Inc.
270 Peachtree Street                        800 Shades Creek Parkway
Atlanta, GA 30303                           Birmingham, AL 35202-2625

Gulf Power Company                          Southern Interexchange Facilities
500 Bayfront Parkway                        113 South Main Street
Pensacola, FL 32501                         Arab, AL 35016

INTERCEL, INC.                              ValleyNet
206 West 9th Street                         P.O. Box 174
West Point, GA 31833                        Daleville, VA 34083

Mississippi Power Company                   Virginia Metrotel
2992 West Beach Boulevard                   P.O. Box 174
Gulfport, MS 39502-4079                     Daleville, VA 34083

MPX Systems                                 Gulf States FiberNet
440 Knox Abbott Drive                       910 First Avenue
Suite 240                                   P.O. Box 510
Cayce, SC 29033                             West Point, GA 31833

Palmetto Net, Inc.                          DukeNet Communications, Inc.
P.O. Box 228                                526 South Church Street
Rock Hill, SC 29731                         Charlotte, NC 28201-1006

R&B Telephone                               Fiber South, Inc.
P.O. Box 174                                5000 Falls of the Neuse Road
Daleville, VA 34083                         Raleigh, NC 27609

Savannah Electric and Power Company         BTI
3100 Kilowatt Drive                         5000 Falls of the Neuse Road
Savannah, GA 31402                          Raleigh, NC 27609

SCANA                                       Duke Power Company
1426 Main Street                            526 S. Church Street
Columbia, SC 29201                          Charlotte, NC 28201

Southern Telecom 1, Inc.
600 18th Street
Birmingham, AL  35291

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